COLLABORATION AGREEMENT

This Collaboration Agreement (the “Agreement”) is made as of August 30, 2022 (“Effective Date”), by and between:

(1) ADASTRA HOLDINGS LTD., formerly Adastra Labs Holdings Ltd, a British Columbia company (hereinafter “Adastra”);

(2) 1204581 BC LTD., a wholly owned subsidiary of Adastra and a British Columbia company (hereinafter called the "Phyto Licensor");

(3) CANNMART LABS INC., an Ontario company (hereinafter “CannMart Labs”); and

(4) CANNMART INC., an Ontario company (hereinafter “CannMart”).

WHEREAS, CannMart Labs and Phyto Licensor entered into an Amended and Restated LicenseAgreement dated as of December 4, 2020 (the “License Agreement”);

WHEREAS, CannMart Labs and Adastra entered into a Supply Agreement dated as of March 12, 2020 (the “Supply Agreement”);

AND WHEREAS the parties now wish to enter into this Agreement to, inter alia establish criteria for early termination of the License Agreement;

NOW THEREFORE in consideration of the sum of $1.00 now paid by each party hereto to every other party hereto, and in consideration of the mutual covenants and agreements hereinafter contained and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto) the parties covenant and agree each with the other as follows:

B. The License Agreement

1. The parties to the License Agreement agree as follows:

(a) The terms “Fees”, “Gross Profit” and “Products” in sections B, C and E.6(a) of this Agreement shall have the meanings ascribed to such terms in the License Agreement, that the License Agreement continues in full force and effect and, subject to the License

(b) Termination Criteria (defined below) being met as set out below, and otherwise subject toearly termination in accordance with its terms, all rights and obligations under the LicenseAgreement continue until the expiry of the License Agreement on October 31, 2023 (the"License Expiry Date").

(c) any Fees due to Phyto Licensor are hereby reduced to equal zero percent (0%) of the Gross Profit of CannMart Labs from all sales of the Products made by CannMart Labs on or after March 1, 2022 and, subject to Section D, until the License Expiry Date.

C. License Termination Criteria and CannMart Requirements

  Commencing on the receipt of the Notification (as defined below) and only to the extent thatCannMart Labs has not issued a Dispute Notice (as defined below), CannMart shall use reasonableefforts to transfer the Phyto product listings and SKUs set out in Schedule A (collectively, the“Listings”) that are in CannMart’s name to the name of Adastra by the New License Expiry Date(defined below). In order to facilitate the transfer of the Listings to Adastra’s name, CannMart shallfile all completed forms and additional documentation required to transfer the Listings within 3 business days of receipt of the Notification. CannMart shall provide Adastra with copies of all documents filed with the provincial regulatory authorities within 2 business days of submitting such filings. CannMart shall take all required steps to facilitate the transfer of the Listings to Adastra no later than the New License Expiry Date.

  In the event that:

(a) Adastra completes delivery (incoterm: DAP CannMart Labs facility), on or before September  30, 2022, of outstanding ‘unfinished’ cannabis products (i.e. packaging, labeling, excise stamping outstanding hence ‘unfinished’) products set out in Schedule B (the "Units Criteria") with the parties herein otherwise acknowledging and agreeing that (i) CannMart Labs owes $1,110.92 for products yet to be paid for and in some cases delivered under those invoices listed in Schedule B where applicable cannabis products are now priced at $0.01 and (ii) CannMart is owed an amount of $1,028,929.76 (overpayment of cannabis carts now price adjusted to $0.01/cart) and such amount shall set off and credited against other amounts owed by CannMart to Adastra, and (iii) the Fees do not apply to any units referenced in Schedule B;

(c) Adastra has paid in cash such amounts stated in the Updated Buyback Report (defined as a report setting out the amounts of all functional outstanding ‘unfinished’ Phyto branded product (not excised) and all functional Phyto branded packaging material held by CannMart Labs as at September 30, 2022, which shall be delivered by CannMart Labs to Adastra on September 12, 2022 as an updated report to the BuyBack Report attached as Schedule C to this Agreement which provides the same information but at the Effective Date and with a forecast of such items expected to be required or sold by CannMart Labs up to and including September 30, 2022) and Adastra has, only following payment of such amount in cash, further organized delivery out of the CannMart Labs facility in Toronto of, in both cases no later than September 30, 2022, of the items set out in the Updated BuyBack Report,

(i) (the “Phyto Buyback Criteria”) (for greater certainty, payment of product must precede pick-up Ex Works CannMart Labs by Phyto),

(ii) (the Units Criteria, the Cabanalytics Criteria, and the Phyto Back Criteria, together the “License Termination Criteria”)

then:

Adastra, may, no sooner than October 3, 2022, deliver to CannMart Labs a notice and certification (the “Certification”) pursuant to which a named executive officer of Adastra shall certify that all License Termination Criteria have been met.

  In the event that a Certification has been issued:

(a)  the L+icense Agreement shall continue in full force and effect as amended by Section B(c) herein, and if no Dispute Notification is issued remain in full force and effect only as reasonably required by CannMart Labs, with respect to selling Phyto branded products in market or subject to then outstanding purchase orders between CannMart Labs or any of its affiliates and any authorized acquirors of any ‘finished’ Phyto branded product, but otherwise the License Agreement, including the exclusivity rights of CannMart Labs, shall terminate on the date set out in the Certification (being no sooner than 10 business days from the date of delivery of the Certification (and the License Expiry Date shall be amended accordingly) (“New License Expiry Date”), unless subject to a Dispute Notification.

(b) CannMart Labs shall have 3 business days following receipt of the Certification, in which to deliver a dispute notification (a “Dispute Notification”) setting out in reasonable detail the demonstrable reasons for disputing the Certification.

  Failure to issue by CannMart Labs a Dispute Notification within 3 business days of receipt of a Certification shall constitute acceptance by CannMart Labs of the Certification and the New License Expiry Date shall be the date set out in the Certification (being no sooner than 10 business days from the date of delivery of the Certification).

5. To the extent applicable, by the New License Expiry Date, CannMart shall have transferred the Listings. Adastra may issue a Dispute Notification regarding transfer of the Listings at any time after 5 business days of the Certification and so long as a Dispute Notification has not been sent, if it is not in receipt of the relevant documentation referenced in Section C.1 herein. If any of the Listings have not been transferred by the New License Expiry Date through no fault of CannMart, Adastra may choose to have CannMart Labs act as Adastra's agent to supply Phyto products to provincial regulators, under the direction of Adastra.

6. In the event that Adastra or CannMart Labs, in good faith, issues a Dispute Notification, the Chief Executive Officers of Adastra; CannMart Labs, CannMart and their parent company Lifeist Wellness Inc; along with any other applicable representatives, shall within 5 business days of receipt of the Dispute Notification, meet in Vancouver to find mutual resolution of the dispute.

7. Subject to Section E.6(g), in the event of any ongoing dispute, following a period of 15 business days of the Dispute Notification, arising out of or in connection with the interpretation of or performance of the terms hereof, such dispute shall be submitted to binding arbitration under the Domestic Arbitration Rules of the Vancouver International Arbitration Centre ("VanIAC"). The panel shall consist of a single arbitrator mutually acceptable to the parties, or if the parties are unable to reach such agreement, the appointing authority shall be VanIAC. The arbitration proceedings shall be undertaken in as expeditious a manner as possible. The arbitration proceedings shall take place in Vancouver, British Columbia. Judgment upon any award rendered by the arbitrator, as the case may be, shall be entered into any court having competent jurisdiction without any right of appeal. Each party shall pay its own expenses of arbitration, and the expenses of the arbitration process and the arbitration proceeding shall be shared equally. However, if in the opinion of a majority of the arbitrator, as the case may be, any claim or defense was unreasonable, then the arbitrator may assess, as part of the award, alI or any part of the arbitration expenses of the other party (including reasonable attorneys' fees and costs) and of the arbitrators and the arbitration proceeding. The arbitrator shall confirm the New License Expiry Date, if applicable, as part of its decision.

D. License Termination Criteria Alternative.

1. Adastra may elect, by written notification to CannMart Labs and CannMart to be received no later than 5pm EST, September 30, 2022, to not complete the License Termination Criteria and instead elect to confirm that a Certification will not be issued by Adastra. In such case, or in the event that the License Termination Criteria are not met by 5pm EST on September 30, 2022:

(i) The License Agreement will continue in accordance with its terms as amended herein, except Fees due to Phyto Licensor under the License Agreement will be increased from zero percent (0%) to equal fifty percent (50%) of the Gross Profit of CannMart Labs from all sales of Product made by CannMart Labs made on or after December 1, 2022 up and until the License Expiry Date (October 31, 2023);

(ii) CannMart will retain the Listings;

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(iii) to the extent any payments have been made by Adastra under the Phyto Buyback Criteria, delivery of the applicable Products and materials on a CannMart Labs Ex Works basis shall continue; and

(iv) Adastra shall be required to fulfill the Units Criteria on or before October 15, 2022.

E. Other Terms

1. Mutual Representations and Warranties - Each party to this Agreement represents and warrants to and in favor of, and covenants with, the other parties as follows, and acknowledges that the other parties are relying upon the following representations, warranties and covenants in connection with its execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereunder:

(a) the party is a corporation validly formed and existing in good standing under the laws of its jurisdiction of formation;

(b) the party has all necessary power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement;

(c) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the party;

(d) this Agreement has been duly and validly executed by the party, and constitutes a valid and binding obligation of the party enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws affecting creditors generally and by general principles of equity, regardless of whether asserted in a proceeding in equity or law;

(e) the authorization of, execution and delivery of, and the performance by the party of its obligations under this Agreement and every other agreement or document to be entered into or delivered hereunder, will not constitute or result in the violation or breach of or default under, or cause the acceleration of, any obligations of the party under:

(i) any term or provision of the articles, by-laws or other constating documents of the party;

(ii) the terms of any material agreement, indenture, instrument or

(iii) understanding or other obligation or restriction to which the party is a party or by which it is bound, except as would not reasonably be expected to have a material adverse effect on the party's ability to perform its obligations under this Agreement;

(iv) any applicable law or consent or approval issued by a governmental authority, except as would not reasonably be expected to have a material adverse effect on the party's ability to perform its obligations under this Agreement; or

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(v) any term or provision of any order of any court applicable to the party, except as would not reasonably be expected to have a material adverse effect on the party's ability to perform its obligations under this Agreement;

(f) no consent or approval of any governmental authority, or filing with or notice to, any governmental authority, court or other person, is required in connection with the execution, delivery or performance of this Agreement by the party, except for any such consent, approval, filing or notice that would not have a materially adverse effect on the party's ability to perform its obligations under this Agreement;

(g) the party has conducted and is conducting its business in compliance in all material respects with all applicable laws and has held and maintained and will hold and maintain in good standing all necessary licenses, leases, permits, authorizations and other approvals necessary to permit it to conduct its business or to own, lease or operate its properties and assets, except where the failure to obtain any license, lease, perm it, authorization or other approval would not have a material adverse effect on the party;

(h) there are no actions, suits or proceedings, judicial or administrative (whether or not purportedly on behalf of the party) pending, or to the best of the knowledge of the party after due inquiry, threatened against or affecting the party at law or in equity, or before or by any court or other governmental authority, domestic or foreign, that would materially adversely affect the party's ability to perform its obligations under this Agreement; and

(i) there are no bankruptcy proceedings pending or being contemplated by the party or, to the best of its knowledge after due inquiry, threatened against or affecting the party.

2. Mutual Non Disparagement Each party agrees that it shall not, directly or indirectly, disparage or make any statements, whether written or oral, or commit any acts that are critical of, derogatory to, or otherwise present in a negative light, the other party.

3. Confidentiality

(a) From time to time any party as a disclosing party ("Disclosing Party") may disclose or make available to the other parties (each "Receiving Party") information about its business affairs, goods and services, confidential information and materials comprising or relating to intellectual property rights, trade secrets, third-party confidential information and other sensitive or proprietary information, including any and all information relating to the cannabis products as well as trimming, curing, processing, testing, quality assurance, record-keeping practices, title documents, databases, reports, studies, permits, licenses, tracking, cloning, inventory and batch records. Such information, as well as the terms of this Agreement, whether oral or in written, electronic or other form or media, and whether or not marked, designated or otherwise identified as "confidential" constitutes "Confidential Information" hereunder. Confidential Information does not include information that, at the time of disclosure:

(i) is or becomes generally available to and known by the public other than as a result of, directly or indirectly, any breach of this section by the Receiving Party or any of its Representatives;

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(ii) is or becomes available to the Receiving Party on a non-confidential basis from a third-party source, provided that such third party is not and was not prohibited from disclosing such Confidential Information;

(iii) was known by or in possession of the Receiving Party or its Representatives before being disclosed by or on behalf of the Disclosing Party;

(iv) was or is independently developed by the Receiving Party without reference to or use of, in whole or in part, any of the Disclosing Party's Confidential Information; or

(v) is required to be disclosed under Applicable Law.

(b) The Receiving Party shall, for five (5) years from receipt of such Confidential Information:

(vi) protect and safeguard the confidentiality of the Disclosing Party's Confidential Information with at least the same degree of care as the Receiving Party would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care;

(vii) not use the Disclosing Party's Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Agreement; and

(viii) not disclose any such Confidential Information to any Person, except to the Receiving Party's Representatives who need to know the Confidential Information to assist the Receiving Party, or act on its behalf, to exercise its rights or perform its obligations under this Agreement or as required under Applicable Law or regulatory requirements.

(c) The Receiving Party shall be responsible for any breach of this Section caused by any of its Representatives. The provisions of this Section shall survive termination or expiration of this Agreement indefinitely. On the expiration or earlier termination of this Agreement, at the Disclosing Party's request, the Receiving Party and its Representatives shall promptly return or destroy all Confidential Information and copies thereof that it has received under this Agreement, to the extent reasonably practicable taking into account the storage medium and records retention policies of the respective party's hereunder. This provision replaces Section 14 of the License Agreement if the License Agreement terminates in accordance with this Agreement.

4. Non-Solicitation: Each party covenants and agrees that it will not, and will cause its respective Affiliates not to, directly or indirectly, in any manner whatsoever, without the prior written consent of the other Party, for a period of 12 months from the date of this Agreement, solicit, encourage or facilitate any employees, consultants, suppliers, independent contractors or sub-contractors of such other party (or its Affiliates, if any) to leave the employment of, or the consulting, supply, contractor or sub-contractor relationship with, such other party. Notwithstanding the foregoing, a general advertisement for employment shall not be considered a breach of this Section. This provision replaces Section 15 of the License Agreement if the License Agreement terminates in accordance with this Agreement.

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5. Publicity. All public communications about this Agreement will be subject to prior approval by both Adastra and CannMart Labs. Neither Party will issue any press releases or other communication about any aspect of this Agreement without the prior written consent of the other applicable party.

(b) Each party will from time to time execute and deliver all such further documents and instruments and do all acts and things as the other party may reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

(c) This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof together with the License Agreement, Supply Agreement (and concurrent Quality Agreement).

(d) No amendment to this Agreement will be valid or binding unless set forth in writing and duly executed by all parties. No waiver of any breach of any provision of this Agreement will be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided, will be limited to the specific breach waived.

(e) This Agreement may not be assigned by a party without the prior written consent of the other parties. Any purported assignment or delegation in violation of this section shall be null and void. No assignment or delegation shall relieve an assigning Party of any of its obligations hereunder.

(f) Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by personal delivery or by electronic means of communication (including email) addressed to the recipient as follows:

To Adastra and Phyto Licensor:

Adastra Holdings Ltd.

5451‐275 Street
Langley, BC V4W 3X8

Attention: Justin Manuel

Email: justin@adastraholdings.ca

To CannMart Labs and CannMart:

CannMart Labs Inc.
7 Canso Rd,

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Etobicoke, ON M9W 1C3, Canada

Attention: Meni Morim

Email: meni.m@lifeist.com

Attention: Alexander Liszka

Email: alexander.l@lifeist.com

or to such other street address, individual or electronic communication number or address as may be designated by notice given by a party to the other parties. Any demand, notice or other communication given by personal delivery will be conclusively deemed to have been given on the day of actual delivery thereof and, if given by electronic communication, on the day of transmittal thereof if given during the normal business hours of the recipient and on the business day during which such normal business hours next occur if not given during such hours on any day.

(g) The parties hereby expressly recognize and acknowledge that extensive and irreparable damage would result in the event that this Agreement is not specifically enforced. Therefore, notwithstanding the dispute resolution provisions, their respective rights and obligations hereunder will be enforceable in a court of equity by a decree of specific performance and appropriate injunctive relief may be applied for and granted in connection therewith.

(h) This Agreement is governed by and will be construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein. Subject to the arbitration provision set out herein, in the event of any dispute or other proceeding in respect of this Agreement or any relationship arising between the parties under this Agreement, the parties hereby irrevocably submit to the exclusive jurisdiction of the Courts of the Province of British Columbia. Notwithstanding the foregoing, nothing herein shall preclude a party from applying to a Court of competent jurisdiction pursuant to Section E.6(g).

(i) This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

(j) Delivery of an executed signature page to this Agreement by any party by electronic transmission will be as effective as delivery of a manually executed copy of this Agreement by such party.

Signatures follow on next page

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IN WITNESS WHEREOF this Agreement has been duly executed and delivered by the parties hereto, to have effect as of the Effective Date.

ADASTRA HOLDINGS LTD.

Per: ______________________
Authorized Signatory

Print Name: Michael Forbes
Title: CEO

1204581 BC LTD..

Per: ______________________
Authorized Signatory

Print Name: Michael Forbes
Title: CEO

CANNMART LABS INC.

Per: Meni Morim
Authorized Signatory

Print Name: Meni Morim
Title: CEO

Per: ______________________
Authorized Signatory

Print Name: ______________________
Title: ______________________

CANNMART INC.

Per: Meni Morim
Authorized Signatory

Print Name: Meni Morim
Title: CEO

Per: ______________________
Authorized Signatory

Print Name: ______________________
Title: ______________________

SCHEDULE A

PHYTO PRODUCT LISTINGS AND SKUS TO BE TRANSFERRED

PHTYO
GTIN	PRODUCT	BC	AB	SK	MB	ON	YK	NUNVUT	NWT	NL	PEI	NB	NS	QC
842572003955	Blueberry 0.5 (pouch)		X	X	X	delisted	X	X	X
842572003931	Pineapple Express 0.5 (pouch)		delisted	X	X	delisted	X	X	X
842572003924	Pink Kush 0.5 (pouch)		X	X	X	delisted	X	X	X
842572003948	Super Lemon Haze 0.5 (pouch)		delisted	delisted	delisted	delisted	delisted	delisted	delisted
842572004303	Watermelon 0.5		X	X	X		X	X	X
842572004297	Orange 0.5		delisted	X	X		X	X	X
842572004167	Grapefruit Haze 1.0		X	X	X	X	X	X	X
842572000008	Blueberry 1.0	delisted	X	X	X	X	X	X	X
842572000039	Pink Kush 1.0	delisted	X	X	X		X	X	X
842572004174	Green Apple 1.0		X	X	X	X	X	X	X
842572003832	Watermelon 1.0		X	X	X	X	X	X	X
842572003849	Orange 1.0		X	X	X		X	X	X
842572003856	Blue Raspberry 1.0		X	X	X		X	X	X
842572003771	Pink Kush Shatter	X	X	X	X		X	X	X
842572003795	Blue Gorilla OG Shatter		X	X	X	X	X	X	X
842572003788	D Bubba Shatter	X		X	X	X	X	X	X
842572004327	BCN Critical XXL			X	X		X
628045100402	Santa Cruz Haze Shatter Vape		X	X	X	X		X	X
842572002873	White Widow Shatter		X						X
842572003047	D Bubba Shatter Vape	X	X		X			X	X
842572002989	Jet Fuel Shatter				X	X	X	X	X
628045100396	Jet Fuel Shatter Vape		X		X	X		X	X
842572003054	Santa Cruz Haze Sugar Wax					X
842572003115	Blue Raspberry 1:1 vape				X	X
842572003078	Black Cherry Punch 1.0		X	X	X		X	X	X

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SCHEDULE B

[redacted] UNITS

Date	PO #	Invoice #	Description	Qty	Cost/Unit	$ Amount	NEW COST($0.01)	NEW $ Amount	$ Difference/Adjustment	Notes
Ordered But Not Yet in Beanworks										
	PO00934	N/A	[redacted]	[redacted]	[redacted]	$ 72,207.00	$ 0.01	$ [redacted]	$ 72,136.75	
	PO00933	N/A	[redacted]	[redacted]	[redacted]	$ 57,765.60	$ 0.01	$ [redacted]	$ 57,685.60	
	PO00932	N/A	[redacted]	[redacted]	[redacted]	$ 43,324.20	$ 0.01	$ [redacted]	$ 43,264.20	
Payment Pending										
6/17/2022	PO00757	2022-107	[redacted]	[redacted]	[redacted]	$ 115,239.66	$ 0.01	$ [redacted]	$ 115,069.69	
7/14/2022	PO00781	2022-126	[redacted]	[redacted]	[redacted]	$ 72,207.00	$ 0.01	$ [redacted]	$ 72,107.00	
7/14/2022	PO00751	2022-127	[redacted]	[redacted]	[redacted]	$ 77,336.07	$ 0.01	$ [redacted]	$ 77,238.30	
7/14/2022	PO00750	2022-128	[redacted]	[redacted]	[redacted]	$ 75,516.77	$ 0.01	$ [redacted]	$ 75,421.30	
7/22/2022	PO00761	2022-130	[redacted]	[redacted]	[redacted]	$ 107,017.99	$ 0.01	$ [redacted]	$ 106,869.78	
7/27/2022	PO00725	2022-131	[redacted]	[redacted]	[redacted]	$ 132,875.74	$ 0.01	$ [redacted]	$ 132,752.61	
7/27/2022	PO00762	2022-132	[redacted]	[redacted]	[redacted]	$ 51,555.80	$ 0.01	$ [redacted]	$ 51,484.40	
7/28/2022	PO00762	2022-133	[redacted]	[redacted]	[redacted]	$ 36,478.98	$ 0.01	$ [redacted]	$ 36,428.46	
7/28/2022	PO00806	2022-134	[redacted]	[redacted]	[redacted]	$ 29,967.60	$ 0.01	$ [redacted]	$ 29,923.40	
							New Total Amount Owed to Adastra	$ 1,110.92		
Paid										
4/11/2022	PO00512	2022-056	[redacted]	[redacted]	[redacted]	$ 114,375.89	$ 0.01	$ [redacted]	$ 114,217.49	
5/6/2022	PO00677	2022-081	[redacted]	[redacted]	[redacted]	$ 34,591.00	$ 0.01	$ [redacted]	$ 34,539.98	
5/12/2022	PO00451	2022-087	[redacted]	[redacted]	[redacted]	$ 86,655.62	$ 0.01	$ [redacted]	$ 86,535.61	
5/13/2022	PO00632	2022-085	[redacted]	[redacted]	[redacted]	$ 36,775.00	$ 0.01	$ [redacted]	$ 36,724.07	
5/26/2022	PO00762	2022-089	[redacted]	[redacted]	[redacted]	$ 72,091.47	$ 0.01	$ [redacted]	$ 71,991.63	
5/24/2022	PO00645	2022-091	[redacted]	[redacted]	[redacted]	$ 126,283.15	$ 0.01	$ [redacted]	$ 126,123.50	
5/26/2022	PO00631	2022-084	[redacted]	[redacted]	[redacted]	$ 43,665.57	$ 0.01	$ [redacted]	$ 43,605.10	
6/24/2022	PO00724	2022-109	[redacted]	[redacted]	[redacted]	$ 131,556.18	$ 0.01	$ [redacted]	$ 131,437.27	
6/27/2022	PO00758	2022-111	[redacted]	[redacted]	[redacted]	$ 147,234.48	$ 0.01	$ [redacted]	$ 147,017.32	
7/12/2022	PO00793	2022-116	[redacted]	[redacted]	[redacted]	$ 22,238.40	$ 0.01	$ [redacted]	$ 22,205.60	
7/12/2022	PO00765	2022-117	[redacted]	[redacted]	[redacted]	$ 107,320.62	$ 0.01	$ [redacted]	$ 107,162.33	
7/12/2022	PO00780	2022-118	[redacted]	[redacted]	[redacted]	$ 64,226.94	$ 0.01	$ [redacted]	$ 64,132.21	
7/6/2022	PO00838	2022-119	[redacted]	[redacted]	[redacted]	$ 28,835.00	$ 0.01	$ [redacted]	$ 28,792.47	
7/12/2022	PO00839	2022-120	[redacted]	[redacted]	[redacted]	$ 14,468.52	$ 0.01	$ [redacted]	$ 14,447.18	
								Total Owed to Cannmart	$ 1,028,929.76	
			Total Units	250,000						

redacted per unit cost information

strain names as this is confidential information that has not been disclosed.

SCHEDULE C

BUY-BACK REPORT

Valoration Summary

Product Category	Value

Packaged Product (not excised)	$780,428.68

Unpackaged Product	$1,162,984.26

Hardware	$183,501.45

Packaging	$44,197.00

Terpenes	$61,025.25

Total	$2,232,136.64

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Packaged Product

Product Name	SKU Name	Product Sub	Base SKU Qt On Ha Available Qt Product Prou Qrio Net Wt Li	Sku Retail Name	QA Status	Bulk Lot	Brand	Unit Value	Total Value
BLUEBERRY by Agripharm	BLUEBERRY by Agripharm PhyBB0.5KIT AGRI	Extracts - Inhaled	[redacted]	BLUEBERRY by Agripharm Phyto Blueberry 0.5g Kit	QA Released	CANBBY100614	Phyto	[redacted]	25.77
BLUEBERRY by Agripharm	BLUEBERRY by Agripharm PhyBB0.5KIT AGRI	Extracts - Inhaled	[redacted]	BLUEBERRY by Agripharm Phyto Blueberry 0.5g Kit	QA Released	CANBBY100612	Phyto	[redacted]	60.13
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDBSH1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Phyto - D Bubba Shatter Cart	QA Released	HP221380Y02	Phyto	[redacted]	738.36
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDBSH1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Phyto - D Bubba Shatter Cart	QA Released	HP221380Y02	Phyto	[redacted]	527.4
BLUEBERRY by Agripharm	BLUEBERRY by Agripharm PhyBB0.5CRTAGRI	Extracts - Inhaled	[redacted]	BLUEBERRY by Agripharm Blueberry 0.5g Cartridge Only	QA Released	CANBBY100612	Phyto	[redacted]	85.9
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDBSH1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Phyto - D Bubba Shatter Cart	QA Released	HP221380Y02	Phyto	[redacted]	316.44
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDBSH1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Phyto - D Bubba Shatter Cart	QA Released	HP221380Y02	Phyto	[redacted]	1054.8
Phyto - BCN Critical XXL Live Resin	Phyto - BCN Critical XXL Live Resin PhyBCN0.5LR	Extracts - Inhaled	[redacted]	Phyto - BCN Critical XXL Live Resin BCN Critical XXL	QA Released	HP2020007	Phyto	[redacted]	529.38
Phyto - BCN Critical XXL Live Resin	Phyto - BCN Critical XXL Live Resin PhyBCN0.5LR	Extracts - Inhaled	[redacted]	Phyto - BCN Critical XXL Live Resin BCN Critical XXL	QA Released	HP2020002	Phyto	[redacted]	186.84
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush	QA Released	HP2020023	Phyto	[redacted]	346.03
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush	QA Released	HP2020026	Phyto	[redacted]	412.32
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush	QA Released	HP2020028	Phyto	[redacted]	103.08
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush	QA Released	HP2021022	Phyto	[redacted]	515.4
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush	QA Released	HP2020041-03	Phyto	[redacted]	111.67
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (82B)	QA Released	HP2020042	Phyto	[redacted]	103.08
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (82B)	QA Released	HP2021086	Phyto	[redacted]	1580.15
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (82B)	QA Released	HP2021090	Phyto	[redacted]	206.16
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP2021072	Phyto	[redacted]	515.4
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP2021061-01	Phyto	[redacted]	8.58
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP2020096-01	Phyto	[redacted]	346.03
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP2021087	Phyto	[redacted]	42.95
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP2021061-02	Phyto	[redacted]	42.95
Live Resin - Phyto Maple Sherbert	Live Resin - Phyto Maple Sherbert PhyMS0.5LR	Extracts - Inhaled	[redacted]	Live Resin - Phyto Maple Sherbert Maple Sherbert Live Resin	QA Released	HP2020069	Phyto	[redacted]	576.09
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP2021106-01	Phyto	[redacted]	122.04
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP2109Y03	Phyto	[redacted]	515.4
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMLN0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge Only 0.5g	QA Released	HP2021031	Phyto	[redacted]	386.55
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMLN0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge Only 0.5g	QA Released	HP2021071-02	Phyto	[redacted]	34.36
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMLN0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge Only 0.5g	QA Released	HP2021087-01	Phyto	[redacted]	103.08
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMLN0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge Only 0.5g	QA Released	HP2021057-02	Phyto	[redacted]	8.58
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMLN0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge Only 0.5g	QA Released	HP2021054	Phyto	[redacted]	77.31
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP221370Y01	Phyto	[redacted]	3661.2
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP220780Y01	Phyto	[redacted]	858.28
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP221090Y03	Phyto	[redacted]	1030.8
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP221090Y03	Phyto	[redacted]	515.4
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP221090Y06	Phyto	[redacted]	721.56
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP221570Y01	Phyto	[redacted]	1830.8
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP221570Y01	Phyto	[redacted]	388.12
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021110	Phyto	[redacted]	854.28
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP220850Y01	Phyto	[redacted]	1830.6
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP221570Y01	Phyto	[redacted]	366.12
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP221570Y01	Phyto	[redacted]	2440.8
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGHH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP2021086	Phyto	[redacted]	53.85
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGHH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP2021030	Phyto	[redacted]	488.16
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGHH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP2021027	Phyto	[redacted]	1576.35
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGHH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP2021076	Phyto	[redacted]	20.34
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGHH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP2021038	Phyto	[redacted]	20.34
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP2021040	Phyto	[redacted]	81.36
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP2022006	Phyto	[redacted]	203.08
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP2021101-03	Phyto	[redacted]	20.34
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP2021055	Phyto	[redacted]	50.85
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP2021101-02	Phyto	[redacted]	233.91
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2021081	Phyto	[redacted]	203.08
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2021084	Phyto	[redacted]	233.91
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2021087	Phyto	[redacted]	91.53
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2021032	Phyto	[redacted]	203.4
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2021044	Phyto	[redacted]	10.17
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2021052	Phyto	[redacted]	30.51
Phyto - Super Lemon Haze Cartridge	Phyto - Super Lemon Haze Cartridge PhySLH0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Super Lemon Haze Cartridge Super Lemon Haze	QA Released	HP2020024	Phyto	[redacted]	8.58
Phyto - Super Lemon Haze Cartridge	Phyto - Super Lemon Haze Cartridge PhySLH0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Super Lemon Haze Cartridge Super Lemon Haze	QA Released	HP2020043	Phyto	[redacted]	154.62
Phyto - Super Lemon Haze Cartridge	Phyto - Super Lemon Haze Cartridge PhySLH0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Super Lemon Haze Cartridge Super Lemon Haze	QA Released	HP2020043-01	Phyto	[redacted]	94.43
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021009	Phyto	[redacted]	50.85

redacted per unit cost information

- 2 -

Product Name	SKU Name	Product Sub Base	SKU Qt On Ha Available Ca Product Price Unit Not W.A.I	Sku Retail Name	QA Status	Bulk Lot	Brand	Unit Value	Total Value
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021026	Phyto	[redacted]	264.42
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021013	Phyto	[redacted]	223.74
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021091	Phyto	[redacted]	10.17
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021016-02	Phyto	[redacted]	61.02
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021016	Phyto	[redacted]	61.02
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021010	Phyto	[redacted]	20.34
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP2021016-01	Phyto	[redacted]	101.7
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP220180F04	Phyto	[redacted]	122.04
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP221080F01	Phyto	[redacted]	244.08
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	Waiting for QA	HP221570F01	Phyto	[redacted]	2440.8
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP220180F04	Phyto	[redacted]	244.08
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP221080F01	Phyto	[redacted]	122.04
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP221570F01	Phyto	[redacted]	976.32
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	FP2021017	Phyto	[redacted]	274.56
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	FP2021034	Phyto	[redacted]	49.28
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	FP2021047	Phyto	[redacted]	35.2
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	2201008PH	Phyto	[redacted]	7.04
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	FP2021092	Phyto	[redacted]	35.2
Phyto - Orange Cart	Phyto - Orange Cart PhyOR0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP2021016	Phyto	[redacted]	34.36
Phyto - Orange Cart	Phyto - Orange Cart PhyOR0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP2021021	Phyto	[redacted]	1262.73
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge Only 0.5g	QA Released	HP220980F03	Phyto	[redacted]	206.16
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge Only 0.5g	QA Released	HP221180F02	Phyto	[redacted]	1236.96
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1 Cartridge	QA Released	HP222570F05	Phyto	[redacted]	5125.68
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN0.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Phyto - Watermelon Cart 0.5	QA Released	HP221180F02	Phyto	[redacted]	206.16
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP222580F03	Phyto	[redacted]	610.2
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP222580F03	Phyto	[redacted]	1342.44
Phyto - Orange Cart	Phyto - Orange Cart PhyOR0.5CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP2021085-01	Phyto	[redacted]	721.58
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	Waiting for QA	HP221570F01	Phyto	[redacted]	4881.6
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush	QA Released	HP2021022	Phyto	[redacted]	1098.30
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge PhyPK0.5CRT-MB	QA Released	HP2021022	Phyto	[redacted]	1958.52
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK0.5CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge PhyPK0.5CRT-MB	QA Released	HP2020061-02	Phyto	[redacted]	101.08
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF1STR-ON	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Jet Fuel Shatter	QA Released	HP221220F02	Phyto	[redacted]	3508.16
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	FP2021095	Phyto	[redacted]	118.68
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR-AB	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	HP221090F01	Phyto	[redacted]	675.84
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR-AB	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	2201003PH	Phyto	[redacted]	84.48
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR-AB	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	HP221170F01	Phyto	[redacted]	2703.36
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge	QA Released	HP221480F04	Phyto	[redacted]	4515.48
Phyto - Super Lemon Haze Cartridge	Phyto - Super Lemon Haze Cartridge PhySLH0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Super Lemon Haze Cartridge Super Lemon Haze	QA Released	HP2020061-02	Phyto	[redacted]	525.4
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP221570F01	Phyto	[redacted]	7322.4
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR-SK	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	Waiting for QA	HP221170F01	Phyto	[redacted]	1774.08
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR-SK	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D. Bubba Shatter	QA Released	HP221170F01	Phyto	[redacted]	168.96
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR-MB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	HP221660F01	Phyto	[redacted]	675.84
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR-MB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	HP221160F01	Phyto	[redacted]	2787.84
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge	Waiting for QA	HP221480F04	Phyto	[redacted]	610.2
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge	QA Released	HP221480F04	Phyto	[redacted]	2074.68
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge	QA Released	HP221480F04	Phyto	[redacted]	101.7
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	Waiting for QA	220009RA01	Phyto	[redacted]	7705.08
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	Waiting for QA	HP221850F02	Phyto	[redacted]	13548
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMN1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge	QA Released	HP221480F04	Phyto	[redacted]	2440.8
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR-SK	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	HP221680F01	Phyto	[redacted]	2956.8
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR-SK	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	HP221660F01	Phyto	[redacted]	760.32
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP221480F02	Phyto	[redacted]	1220.4
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP221480F02	Phyto	[redacted]	854.28
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	Waiting for QA	HP221510F02	Phyto	[redacted]	122.04
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	Waiting for QA	HP221800F01	Phyto	[redacted]	1098.36
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2021080	Phyto	[redacted]	1464.48
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGFH1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP221220F01	Phyto	[redacted]	2440.8
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGFH1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP220940F01	Phyto	[redacted]	122.04
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGFH1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP220930F01	Phyto	[redacted]	610.2
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-AB	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	2200150A01	Phyto	[redacted]	16896
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-SK	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	2203319HPM	Phyto	[redacted]	161.92

redacted per unit cost information

Product Name	SKU Name	Product Sub	Base SKU Qt On Ha Available Qt Product Price Unit Net Wt	Sku Retail Name	QA Status	Bulk Lot	Brand	Unit Value	Total Value
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-5K	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	HP221150Y01	Phyto	[redacted]	168.96
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-5K	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	220015KA01	Phyto	[redacted]	253.44
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP2216B0Y03	Phyto	[redacted]	864.28
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP2215B0Y03	Phyto	[redacted]	1220.4
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP2216B0Y03	Phyto	[redacted]	122.04
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP2211004-02	Phyto	[redacted]	122.04
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP2216B0Y03	Phyto	[redacted]	1220.4
Phyto - Orange Cart	Phyto - Orange Cart PhyORN0.5CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP2211086-01	Phyto	[redacted]	1030.8
Phyto - Orange Cart	Phyto - Orange Cart PhyORN0.5CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP2211085-01	Phyto	[redacted]	103.08
Phyto - Orange Cart	Phyto - Orange Cart PhyORN0.5CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP2211086-01	Phyto	[redacted]	206.16
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	FP2011068	Phyto	[redacted]	49.28
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	FP2011064	Phyto	[redacted]	77.44
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	FP2011018	Phyto	[redacted]	84.48
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	FP2011075	Phyto	[redacted]	661.76
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2211077	Phyto	[redacted]	40.68
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2211063	Phyto	[redacted]	793.08
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2211207-02	Phyto	[redacted]	122.04
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2207B0Y01	Phyto	[redacted]	122.04
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2216B0Y01	Phyto	[redacted]	732.24
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2211095	Phyto	[redacted]	111.87
Phyto - Watermelon Cart	Phyto - Watermelon Cart phyWMAN1CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP2211046	Phyto	[redacted]	61.02
Phyto - Watermelon Cart	Phyto - Watermelon Cart phyWMAN1CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP2211056	Phyto	[redacted]	81.36
Phyto - Watermelon Cart	Phyto - Watermelon Cart phyWMAN1CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP2211082	Phyto	[redacted]	91.53
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	FP2011098	Phyto	[redacted]	140.8
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	FP2011097	Phyto	[redacted]	429.44
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	FP2011065	Phyto	[redacted]	28.16
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	FP2011109	Phyto	[redacted]	56.32
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	FP2011084	Phyto	[redacted]	42.24
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	FP2011076	Phyto	[redacted]	14.08
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP2211119	Phyto	[redacted]	528.84
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP2211045	Phyto	[redacted]	40.68
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP2211068	Phyto	[redacted]	111.87
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP2211098-03	Phyto	[redacted]	244.08
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP2211062-02	Phyto	[redacted]	81.36
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	Waiting for QA	HP2214B0Y01	Phyto	[redacted]	1464.48
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2206S0Y01	Phyto	[redacted]	122.04
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2214B0Y01	Phyto	[redacted]	854.28
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	Waiting for QA	HP2221B0Y01	Phyto	[redacted]	1030.8
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	HP2211S0Y01	Phyto	[redacted]	84.48
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	HP2216B0Y01	Phyto	[redacted]	985.6
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMAN1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge	Waiting for QA	HP2217Z0Y01	Phyto	[redacted]	2074.68
Phyto - El Bubba Shatter	Phyto - El Bubba Shatter PHYEBSH1CRT-BC	Extracts - Inhaled	[redacted]	Phyto - El Bubba Shatter Phyto - ElBubba Shatter Cart	QA Released	HP2219B0Y01	Phyto	[redacted]	6938.4
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1STR-5K	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter	QA Released	HP2212Z0Y01	Phyto	[redacted]	168.96
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1STR-5K	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter	Waiting for QA	HP2212Z0Y01	Phyto	[redacted]	3436.16
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1STR-5K	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter	QA Released	HP2212Z0Y01	Phyto	[redacted]	253.44
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP2214Z0Y01	Phyto	[redacted]	14644.8
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGHH1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP2210B0Y03	Phyto	[redacted]	610.2
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PhyGHH1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	Waiting for QA	HP2216Z0Y01	Phyto	[redacted]	610.2
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express Cartridge	QA Released	HP2218B0Y01	Phyto	[redacted]	1546.2
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express Cartridge	QA Released	HP2218B0Y01	Phyto	[redacted]	1030.8
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-ON	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	HP2216B0Y01	Phyto	[redacted]	1774.08
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1 Cartridge	QA Released	HP2215Y0Y05	Phyto	[redacted]	1220.4
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1 Cartridge	QA Released	22000BAA0L	Phyto	[redacted]	1220.4
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1 Cartridge	QA Released	HP2210B0Y01	Phyto	[redacted]	122.04
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2215Z0Y01	Phyto	[redacted]	366.12
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	Waiting for QA	HP2218B0Y01	Phyto	[redacted]	610.2
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2215Z0Y01	Phyto	[redacted]	1220.4
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP2211089	Phyto	[redacted]	610.2
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (B1B)	QA Released	HP2218B0Y01	Phyto	[redacted]	412.32
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (B1B)	QA Released	HP2211090	Phyto	[redacted]	206.16
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (B1B)	QA Released	HP2218B0Y01	Phyto	[redacted]	721.56

redacted per unit cost information

- 3 -

- 4 -

Product Name	SKU Name	Product Sale	Base SKU Qt On Ha Available Ca Product Price Grid Net W.t.	Sku Retail Name	QA Status	Bulk Lot	Brand	Unit Value	Total Value
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT-5K	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cart	QA Released	HP0221Y10Y01	Phyto	[redacted]	1220.4
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT-5K	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cart	QA Released	HP0221Y10Y01	Phyto	[redacted]	732.24
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT-5K	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cart	QA Released	HP0221Y10Y01	Phyto	[redacted]	610.2
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT-5K	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cart	QA Released	HP0221Y10Y01	Phyto	[redacted]	1220.4
Phyto - GI Bubba Shatter	Phyto - GI Bubba Shatter PHYBBS1STR-WC	Extracts - Inhaled	[redacted]	Phyto - GI Bubba Shatter GI Bubba Shatter	QA Released	HP0221RDY01	Phyto	[redacted]	8706.6
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT-MB	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cart	QA Released	HP0220Y80Y01	Phyto	[redacted]	122.04
Phyto - Orange Cart	Phyto - Orange Cart PHYORNGCRT-MB	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cart	QA Released	HP0221610Y01	Phyto	[redacted]	2098.16
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1STR-MB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Jet Fuel Shatter	QA Released	HP0221220Y01	Phyto	[redacted]	475.84
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1STR-MB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Jet Fuel Shatter	Waiting for QA	HP0221220Y01	Phyto	[redacted]	-422.4
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1STR-MB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Jet Fuel Shatter	QA Released	HP0221220Y01	Phyto	[redacted]	36.48
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1 Cartridge	QA Released	HP0221380Y01	Phyto	[redacted]	488.16
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR-NK	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	HP0221110Y01	Phyto	[redacted]	303.8
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH1CRT	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP1021106	Phyto	[redacted]	30.38
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-NK	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	2200153KA01	Phyto	[redacted]	253.44
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-NT	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	2200153KA01	Phyto	[redacted]	337.92
Phyto - GI Bubba Shatter	Phyto - GI Bubba Shatter PHYBBSH1CRT-NK	Extracts - Inhaled	[redacted]	Phyto - GI Bubba Shatter	QA Released	HP0221380Y01	Phyto	[redacted]	316.44
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH1CRT-NU	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart	Waiting for QA	HP0221380Y01	Phyto	[redacted]	316.44
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR-5K	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP0221740Y01	Phyto	[redacted]	1589.6
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR-5K	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP0221Y40Y01	Phyto	[redacted]	-422.4
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR-5K	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP0221Y80Y01	Phyto	[redacted]	253.44
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR-MB	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP0221180Y01	Phyto	[redacted]	84.48
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR-MB	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP0221Y80Y01	Phyto	[redacted]	303.8
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR-MB	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP0221740Y01	Phyto	[redacted]	844.8
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP0221800Y01	Phyto	[redacted]	3881.6
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP0221090Y01	Phyto	[redacted]	105.48
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP0221660Y01	Phyto	[redacted]	1054.8
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP0221680Y01	Phyto	[redacted]	210.96
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJFS1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP0221660Y01	Phyto	[redacted]	1708.56
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP0221380Y01	Phyto	[redacted]	1160.28
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH1CRT-5K	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP0220680Y01	Phyto	[redacted]	632.88
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP0220640Y01	Phyto	[redacted]	1793.16
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	HP0221280Y01	Phyto	[redacted]	21.12
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	HP0221158Y01	Phyto	[redacted]	-42.24
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	HP0221880Y02	Phyto	[redacted]	63.36
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	2200153AA01	Phyto	[redacted]	22387.2
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (B1B)	QA Released	HP1021090	Phyto	[redacted]	25.77
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express (B1B)	QA Released	HP0221880Y01	Phyto	[redacted]	2068.32
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP0221158Y01	Phyto	[redacted]	-35.68
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP0221480Y01	Phyto	[redacted]	2257.74
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP0221160Y01	Phyto	[redacted]	21967.2
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP1021072	Phyto	[redacted]	54.38
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP0221158Y03	Phyto	[redacted]	5354
Phyto - Orange Cart	Phyto - Orange Cart PHYORN1CRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP0221180Y03	Phyto	[redacted]	-40.68
Phyto - Orange Cart	Phyto - Orange Cart PHYORN1CRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP0221718Y02	Phyto	[redacted]	2928.96
Phyto - Orange Cart	Phyto - Orange Cart PHYORN1CRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP0221180Y01	Phyto	[redacted]	9983.2
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP0221370Y01	Phyto	[redacted]	35554.32
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP1021101-02	Phyto	[redacted]	5968.79
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	2200037AA01	Phyto	[redacted]	24408
Phyto - GI Bubba Shatter	Phyto - GI Bubba Shatter PHYBB1STR	Extracts - Inhaled	[redacted]	Phyto - GI Bubba Shatter GI Bubba Shatter	QA Released	HP0220980Y03	Phyto	[redacted]	56.32
Phyto - GI Bubba Shatter	Phyto - GI Bubba Shatter PHYBB1STR	Extracts - Inhaled	[redacted]	Phyto - GI Bubba Shatter GI Bubba Shatter	QA Released	2201008MH	Phyto	[redacted]	-42.24
Phyto - GI Bubba Shatter	Phyto - GI Bubba Shatter PHYBB1STR	Extracts - Inhaled	[redacted]	Phyto - GI Bubba Shatter GI Bubba Shatter	QA Released	HP0221170Y01	Phyto	[redacted]	2106.48
Phyto - GI Bubba Shatter	Phyto - GI Bubba Shatter PHYBB1STR	Extracts - Inhaled	[redacted]	Phyto - GI Bubba Shatter GI Bubba Shatter	QA Released	HP0221380Y01	Phyto	[redacted]	-56098.28
Phyto - Orange Cart	Phyto - Orange Cart PhyORN0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP1021085-01	Phyto	[redacted]	618.48
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PHYPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP0220650Y01	Phyto	[redacted]	7932.6
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PHYPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP1021110	Phyto	[redacted]	61.02
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PHYPK1CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP0221570Y01	Phyto	[redacted]	18007.28
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PHYPK0.5CRT	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush	QA Released	HP1021022	Phyto	[redacted]	-3861.96
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP1021089	Phyto	[redacted]	50.85
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP0221800Y01	Phyto	[redacted]	8179.80
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP0221140Y01	Phyto	[redacted]	15255
Phyto - Watermelon Cart	Phyto - Watermelon Cart PHYWMLN1CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP0220980Y01	Phyto	[redacted]	976.32

redacted per unit cost information

Product Name	SKU Name	Product Sales Base	SKU Qt On Ha Available Co Product Price Grid Net W A-1	Sku Retail Name	QA Status	Bulk Lot	Brand	Unit Value	Total Value
Phyto - Watermelon Cart	Phyto - Watermelon Cart PHYWMLN1CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP12148OY04	Phyto	[redacted]	394.08
Phyto - Watermelon Cart	Phyto - Watermelon Cart PHYWMLN1CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP12172OY01	Phyto	[redacted]	18061.92
Phyto - Watermelon Cart	Phyto - Watermelon Cart PHYWMLN1CRT	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP12010OY02	Phyto	[redacted]	4271.4
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	HP12116OY01	Phyto	[redacted]	84.48
Phyto - Pink Kush Shatter	Phyto - Pink Kush Shatter PHYPK1STR	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Shatter Pink Kush Shatter	QA Released	HP12166OY01	Phyto	[redacted]	87995.16
Phyto - BCN Critical XXL Live Resin	Phyto - BCN Critical XXL Live Resin PhyBCN0.5LR	Extracts - Inhaled	[redacted]	Phyto - BCN Critical XXL Live Resin BCN Critical XXL	QA Released	HP1320002	Phyto	[redacted]	48.71
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP12158OY03	Phyto	[redacted]	3091.68
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP12179OY01	Phyto	[redacted]	8783.39
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP12215OY01	Phyto	[redacted]	12204
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP12301OY02	Phyto	[redacted]	77.44
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP12174OY01	Phyto	[redacted]	5157.78
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51CRT	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP12188OY02	Phyto	[redacted]	10568
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51CRT	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP12158OY02	Phyto	[redacted]	17.58
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51CRT	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP12368OY01	Phyto	[redacted]	6756.72
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51CRT	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	220009XA01	Phyto	[redacted]	15822
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51CRT	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP12215OY04	Phyto	[redacted]	26378
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PHYGRH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP12098OY01	Phyto	[redacted]	28.16
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PHYGRH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP12188OY01	Phyto	[redacted]	16577.1
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PHYGRH1CRT	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP12362OY01	Phyto	[redacted]	7444.44
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51STR	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Jet Fuel Shatter	QA Released	HP12112OY02	Phyto	[redacted]	1928.16
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51STR	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Jet Fuel Shatter	QA Released	HP12148OY01	Phyto	[redacted]	21128
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP12167OY01	Phyto	[redacted]	976.32
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP12078OY04	Phyto	[redacted]	244.08
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	220007XA01	Phyto	[redacted]	6102
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-SK	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	220015XA01	Phyto	[redacted]	253.44
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-AB	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	220015XA01	Phyto	[redacted]	16896
Phyto - D Bubba Shatter	Phyto - D Bubba Shatter PHYDB1STR-BC	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter D Bubba Shatter	QA Released	220100SHH	Phyto	[redacted]	7.04
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PHYGRH1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP12362OY01	Phyto	[redacted]	527.4
Phyto - Watermelon Cart	Phyto - Watermelon Cart PHYWMLN1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP12172OY01	Phyto	[redacted]	356.08
Phyto - Grapefruit Haze	Phyto - Grapefruit Haze PHYGRH1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Grapefruit Haze Grapefruit Haze 1g	QA Released	HP12362OY01	Phyto	[redacted]	2953.44
Phyto - Watermelon Cart	Phyto - Watermelon Cart PHYWMLN1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Watermelon Cartridge 1g	QA Released	HP12148OY04	Phyto	[redacted]	610.2
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP12148OY02	Phyto	[redacted]	1220.4
Phyto - Orange Cart	Phyto - Orange Cart PHYORN1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange 1g Cartridge Only	QA Released	HP12171OY02	Phyto	[redacted]	1220.4
Phyto - Santa Cruz Sugar Wax	Phyto - Santa Cruz Sugar Wax PHYSCS1WAX	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Sugar Wax Phyto - Santa Cruz Sugar Wax	QA Released	HP12317OY02	Phyto	[redacted]	4605.62
Phyto - Santa Cruz Sugar Wax	Phyto - Santa Cruz Sugar Wax PHYSCS1WAX	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Sugar Wax Phyto - Santa Cruz Sugar Wax	QA Released	HP12172OY01	Phyto	[redacted]	8412
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP12180OY01	Phyto	[redacted]	2806.92
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1	QA Released	220008XA01	Phyto	[redacted]	5613.84
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP12158OY03	Phyto	[redacted]	610.2
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1	QA Released	220008XA01	Phyto	[redacted]	7566.48
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart	QA Released	HP12109OY03	Phyto	[redacted]	1952.36
Phyto - Black Cherry Punch Cartridge	Phyto - Black Cherry Punch Cartridge PHYBCP1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Black Cherry Punch Cartridge Black Cherry Punch	QA Released	HP12318OY03	Phyto	[redacted]	2074.68
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP12180OY01	Phyto	[redacted]	610.2
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP12311OY02	Phyto	[redacted]	122.04
Phyto - Green Apple Cartridge	Phyto - Green Apple Cartridge PhyGA1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Green Apple Cartridge Green Apple 1g Cart	QA Released	HP12188OY01	Phyto	[redacted]	3098.36
Phyto - Orange Cart	Phyto - Orange Cart PhyORNG0.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Orange Cart Orange Cartridge Only 0.5g	QA Released	HP1321106-01	Phyto	[redacted]	1030.8
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT-SK	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express	QA Released	HP12188OY02	Phyto	[redacted]	1546.2
Phyto - Pink Kush Cartridge	Phyto - Pink Kush Cartridge PhyPK1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pink Kush Cartridge Pink Kush 1g	QA Released	HP12317OY01	Phyto	[redacted]	2196.72
Phyto - Blue Raspberry Cartridge	Phyto - Blue Raspberry Cartridge PHYBRAS1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry Cartridge Blue Raspberry 1g Cart	QA Released	HP12214OY02	Phyto	[redacted]	14644.8
Phyto - Pineapple Express Cartridge	Phyto - Pineapple Express Cartridge PhyPE0.5CRT-MB	Extracts - Inhaled	[redacted]	Phyto - Pineapple Express Cartridge Pineapple Express	QA Released	HP12188EY02	Phyto	[redacted]	412.32
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG1STR-ON	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	220015XA01	Phyto	[redacted]	2112
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Phyto - Jet Fuel Shatter Cart	QA Released	HP12368EY02	Phyto	[redacted]	1054.8
Phyto - Watermelon Cart	Phyto - Watermelon Cart PhyWMLN1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Watermelon Cart Phyto - Watermelon Cart 1	QA Released	HP12148EY04	Phyto	[redacted]	5368.76
Phyto - Blueberry Cartridge	Phyto - Blueberry Cartridge PhyBB1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blueberry Cartridge Blueberry Cart 1g	QA Released	HP12157EY01	Phyto	[redacted]	7322.4
Phyto - Jet Fuel Shatter	Phyto - Jet Fuel Shatter PHYJF51STR-MB	Extracts - Inhaled	[redacted]	Phyto - Jet Fuel Shatter Jet Fuel Shatter	QA Released	HP12112OY02	Phyto	[redacted]	422.4
Phyto - D Bubba Shatter Cart	Phyto - D Bubba Shatter Cart PHYDBSH1CRT	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Cart D Bubba Shatter Cart	QA Released	HP12138OY02	Phyto	[redacted]	807.65
Phyto - D Bubba Shatter Cart	Phyto - D Bubba Shatter Cart PHYDBSH1CRT	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Cart D Bubba Shatter Cart	QA Released	HP12196OY02	Phyto	[redacted]	7067.16
Phyto - D Bubba Shatter Cart	Phyto - D Bubba Shatter Cart PHYDBSH1CRT	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Cart D Bubba Shatter Cart	QA Released	HP12215OY02	Phyto	[redacted]	11752.23
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW1STR-MB	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP12174OY01	Phyto	[redacted]	1689.6
Phyto - D Bubba Shatter Cart	Phyto - D Bubba Shatter Cart PHYDBSH1CRT-MB	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Cart D Bubba Shatter Cart	QA Released	HP12138OY02	Phyto	[redacted]	1220.4
Phyto - D Bubba Shatter Cart	Phyto - D Bubba Shatter Cart PHYDBSH1CRT-SK	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Cart D Bubba Shatter Cart	QA Released	HP12158OY02	Phyto	[redacted]	610.2
Phyto - Blue Raspberry 1:1 Cartridge	Phyto - Blue Raspberry 1:1 Cartridge PHYBRAS1:1CRT-AB	Extracts - Inhaled	[redacted]	Phyto - Blue Raspberry 1:1 Cartridge Phyto - Blue Raspberry 1:1	QA Released	220008XA01	Phyto	[redacted]	1220.4

redacted per unit cost information

- 5 -

- 6 -

Product Name	SKU Name	Product Sales Base	SKU Qt On Ha Available Co Product Proc Grams Net Wt A I	Sku Retail Name	QA Status	Bulk Lot	Brand	Unit Value	Total Value
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG15TR-NT	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	2200150A01	Phyto	[redacted]	557.92
Phyto - White Widow Shatter	Phyto - White Widow Shatter PHYWW15TR-SK	Extracts - Inhaled	[redacted]	Phyto - White Widow Shatter White Widow Shatter	QA Released	HP0221F40Y01	Phyto	[redacted]	253.44
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH2CRT-ON	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP0221F30Y01	Phyto	[redacted]	6800.28
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH2CRT	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP0221180Y01	Phyto	[redacted]	5368.76
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH2CRT	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP0221F30Y01	Phyto	[redacted]	7081.92
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH2CRT	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart Phyto - Santa Cruz Haze Shatter	QA Released	HP0220680Y01	Phyto	[redacted]	122.04
Phyto - Blue Gorilla OG Shatter	Phyto - Blue Gorilla OG Shatter PHYBG15TR-NK	Extracts - Inhaled	[redacted]	Phyto - Blue Gorilla OG Shatter Blue Gorilla OG Shatter	QA Released	2200150A01	Phyto	[redacted]	253.44
Phyto - D Bubba Shatter Cart	Phyto - D Bubba Shatter Cart PHYDBSH1CRT-NK	Extracts - Inhaled	[redacted]	Phyto - D Bubba Shatter Cart D Bubba Shatter Cart	QA Released	HP0221180Y02	Phyto	[redacted]	388.12
Phyto - Santa Cruz Haze Shatter Cart	Phyto - Santa Cruz Haze Shatter Cart PHYSCH2CRT-AU	Extracts - Inhaled	[redacted]	Phyto - Santa Cruz Haze Shatter Cart	QA Released	HP0221180Y01	Phyto	[redacted]	316.44

redacted per unit cost information

- 7 -

Unpackaged Product

Name	Lot ID	Lot Type	Cannabis Form	Weight	Gram $	Total Value
Phyto - D Bubba Shatter	220001X	Extracts - Inhaled	Extracts	[redacted]		63893.61
Phyto Blue Gorilla OG Shatter	220015X	Extracts - Inhaled	Extracts			40333.68
Phyto - Watermelon Cart	220019XA01	Extracts - Inhaled	Oil			2808
Phyto - Santa Cruz Haze Sugar Wax	220023X	Extracts - Inhaled	Extracts			26520
Phyto - Blue Raspberry 1:1 Cart	220024XA01	Extracts - Inhaled	Oil			14124.24
Phyto - Orange Cart	220025XA01	Extracts - Inhaled	Oil			1404
Phyto - Pineapple Express Cart	220026XA01	Extracts - Inhaled	Oil			3931.2
Phyto - White Widow Shatter	220027XA01	Extracts - Inhaled	Extracts			7668
Phyto - Grapefruit Haze Cart	220104DCPH	Extracts - Inhaled	Oil			23400
Phyto - Pineapple Express Cart	220108DCPH	Extracts - Inhaled	Oil			1361.88
Phyto - Blueberry Cart	220109DCPH	Extracts - Inhaled	Oil			5339.88
Phyto - Pink Kush Shatter	220309SHPH	Extracts - Inhaled	Extracts			11962.08
Phyto - Jet Fuel Shatter	220404SHPH	Extracts - Inhaled	Oil			20053.51
Phyto - D Bubba Shatter	220411SCPH	Extracts - Inhaled	Extracts			99568.98
Phyto - Jet Fuel Shatter	220412SCPH	Extracts - Inhaled	Oil			51696.44
Phyto - White Widow Shatter	220501SHPH	Extracts - Inhaled	Extracts			46020.78
Phyto - Jet Fuel Shatter	220503SHPH	Extracts - Inhaled	Extracts			50129.63
Phyto - Santa Cruz Haze Sugar Wax	220511SWPH	Extracts - Inhaled	Extracts			6114
Phyto - Pink Kush Shatter	220514SHPH	Extracts - Inhaled	Extracts			77900.49
Phyto - Blueberry Cart	220515DCPH	Extracts - Inhaled	Oil			144078.48
Phyto - Blue Raspberry Cart	220516DCPH	Extracts - Inhaled	Oil			52322.4
Phyto - Black Cherry Punch Cart	220613DCPH	Extracts - Inhaled	Oil			26638.56
Phyto - Orange Cart	220614DCPH	Extracts - Inhaled	Oil			9996.48
Phyto - Orange Cart	HP2021085	Extracts - Inhaled	Oil			8269.56
Phyto - Green Apple Cart	HP2021109	Extracts - Inhaled	Oil			22464
Phyto - Green Apple Cart	HP2022006	Extracts - Inhaled	Oil			55514.16
Phyto - Pink Kush Cart	HP2022010	Extracts - Inhaled	Oil			41829.84
Phyto - D Bubba Shatter	HP2022012-01	Extracts - Inhaled	Extracts			9789.48
Phyto - Santa Cruz Haze Shatter	HP2022013	Extracts - Inhaled	Extracts			29479.24
Phyto - Santa Cruz Haze Shatter	HP2022015	Extracts - Inhaled	Extracts			127782.06
Phyto - Watermelon Cart	HP2022018	Extracts - Inhaled	Oil			54194.4
Phyto - Blue Raspberry Cart	HP220950703	Extracts - Inhaled	Oil			21902.4
Phyto - Green Apple Cart	HP221800701	Extracts - Inhaled	Oil			4492.8

redacted per unit cost information

- 8 -

HARDWARE	Qty	Unit Value	Total Value
M6T - MouthPiece	[redacted]	[redacted]	0
M6T - Empty Cart 0.5g (Generic)	[redacted]	[redacted]	17360.2
M6T - Empty Cart 1g (Phyto Branded)	[redacted]	[redacted]	156000
5 mL Glass Jars (528 per cs) (Sugar Wax) - Old Jar	[redacted]	[redacted]	2197.25
5 mL Glass Lids (2200 per cs) (Sugar Wax) - Old Jar	[redacted]	[redacted]	0
Calyx Clear Jars (Sugar Wax) - New Jar	[redacted]	[redacted]	2808
Calyx White Lids (Sugar Wax) - New Jar	[redacted]	[redacted]	1755
THC Label Rolls	[redacted]	[redacted]	3381

TERPENES	Qty	Unit Value	Total Value
Terpene - Flow Sci	[redacted]	[redacted]	13325
Terpene - Flow Sci	[redacted]	[redacted]	1365
Terpene - Flow Sci	[redacted]	[redacted]	11703.25
Terpene - Abstrax	[redacted]	[redacted]	2889.25
Terpene - Floraplex	[redacted]	[redacted]	4832.75
Terpene - Flow Sci	[redacted]	[redacted]	6162
Terpene - Flow Sci	[redacted]	[redacted]	1894.75
Terpene - Abstrax	[redacted]	[redacted]	3519.75
Terpene - Flow Sci	[redacted]	[redacted]	0
Terpene - Flow Sci	[redacted]	[redacted]	9187.75
Terpene - Abstrax	[redacted]	[redacted]	4072.25
Terpene - Flow Sci	[redacted]	[redacted]	292.5
Terpene - Flow Sci	[redacted]	[redacted]	1781

PACKAGING	Qty	Unit Value	Total Value
Phyto Blockout Kit Label, 4.5" x 2" (Blanks)	[redacted]	[redacted]	1260
Phyto Live Resin Front Label	[redacted]	[redacted]	1272
Phyto Live Resin Back Label	[redacted]	[redacted]	1272
Barcode Label for Phyto/Roilty Pouches (1.37 X 2.36)	[redacted]	[redacted]	1899
Phyto 0.5g/1g Vape Pouch Mini 2.25" x 4.5" The Legacy Continues...	[redacted]	[redacted]	11664
Phyto 1g Shatter Pouch Large 3.5" x 5.6875" The Legacy Continues...	[redacted]	[redacted]	22130
Phyto Extracts Pouch (Sugar Wax) 4.5 x 4.5	[redacted]	[redacted]	4700

redacted per unit cost information

- 9 -

Book Value by Finance

Product Type	Manufactu	Brand	Generic Produc	Cost per gram
Unpackaged	External	Phyto	Distillate Vape Cart 1g	[redacted]
Unpackaged	External	Phyto	Distillate Vape Cart 0.5g	
Unpackaged	External	Phyto	Shatter Cart 1g	
Unpackaged	External	Phyto	Shatter Pouch 1g	
Unpackaged	External	Phyto	Sugar Wax 1g	

Product Type	Manufactu	Brand	Generic Produc	Cost per unit
Packaged	External	Phyto	Distillate Vape Cart 1g	[redacted]
Packaged	External	Phyto	Distillate Vape Cart 0.5g	
Packaged	External	Phyto	Shatter Cart 1g	
Packaged	External	Phyto	Shatter Pouch 1g	
Packaged	External	Phyto	Sugar Wax 1g	
Packaged	External	Phyto	Live Resin 0.5g	

redacted per unit cost information